Exhibit 10.5

Execution Version

BG MEDICINE, INC.

FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is made as of [            ], 2015, by and among BG Medicine, Inc., a Delaware corporation (the “Company”), and the holders of capital stock of the Company as set forth on Schedule A hereto (the “Stockholders”).

R E C I T A L S:

A. Whereas the Company, certain Stockholders owning shares of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) and certain other parties entered into an Investor Rights Agreement dated as of April 20, 2001 and subsequently amended and restated such agreement on October 28, 2004, March 28, 2005, May 1, 2007 and July 10, 2008 (the “Investor Rights Agreement”).

B. Whereas the Company and the Preferred Stockholders (as defined in the Investor Rights Agreement) holding at least 50% of the Registrable Securities (as defined in the Investor Rights Agreement) desire to amend and restate in its entirety the Investor Rights Agreement by their execution of this Agreement to induce certain Stockholders to purchase shares of Series A Preferred Stock, par value $0.001 per share, of the Company (the “Series A Preferred Stock”), which are convertible into shares of Common Stock, pursuant to the terms and conditions set forth in the Securities Purchase Agreement, dated May 12, 2015, by and among the Company, certain Stockholders and the other parties named therein.

Now, therefore, the parties hereto agree as follows:

A G R E E M E N T:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Board” shall mean the Company’s Board of Directors.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Common Holders” means the Holders who are not Series A Holders.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Holders” or “Holders of Registrable Securities” shall mean the Stockholders and any Person who shall have acquired Registrable Securities from the Stockholders as permitted herein, either individually or jointly, as the case may be, in a transaction pursuant to which registration rights are transferred pursuant to Section 10 hereof.

“Person” shall mean an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental or quasi-governmental entity, or any department, agency or political subdivision thereof or any other entity of any kind.

“Registrable Securities” shall mean (i) any shares of Common Stock at any time beneficially owned by the Stockholders or their respective affiliates (including shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock), as the case may be; and (ii) any shares of Common Stock issued or issuable in respect of the securities referred to in clause (i) above, whether to satisfy interest or dividend payments or upon any stock split, stock dividend, recapitalization or otherwise, until, in the case of any such security, it is: (A) sold pursuant to an effective registration statement under the Securities Act; (B) eligible to be sold into the public market by persons who are not “affiliates” (as defined in Rule 144 promulgated under the Securities Act) of the Company (and have not been affiliates of the Company for the preceding three months) pursuant to the second sentence of Rule 144(b)(1)(i) (or any successor rule); (C) sold pursuant to Rule 144 under the Securities Act (or any successor rule); or (D) sold by a Person in a transaction in which registration rights are not transferred pursuant to Section 10 hereof. Whenever reference is made in this Agreement to a request or consent of holders of a certain number or percentage of Registrable Securities, the determination of such number or percentage shall be calculated on the basis of shares of Common Stock issued or issuable pursuant to the conversion of shares of Series A Preferred Stock.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing, filing and having declared effective a registration statement in compliance with the Securities Act.

“Registration Expenses” shall mean (i) all expenses, other than Selling Expenses (defined below), incurred by the Company in complying with Sections 2 or 3 hereof, including without limitation, all registration, qualification and filing fees, exchange or quotation medium listing fees, printing and delivery expenses, escrow and custodian fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expenses of accountants for the Company including the expenses of any special audits incident to or required by any such registration and (ii) the reasonable fees and disbursements of one counsel chosen by the Holders of a majority of the Registrable Securities included in such registration in connection with any Demand Registration or Piggyback Registration.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes and the costs, fees and expenses of any accountants, attorneys (other than the cost, fees and expenses of attorneys which are Registration Expenses) or other experts retained by the Holders.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Series A Holders” means (i) the Holders owning shares of Common Stock issued or issuable upon conversion of shares of the Series A Preferred Stock and (ii) the Holders who are affiliates of the Holders set forth in clause (i).

2. Holders Demand Registrations.

(a) Request for Registration. Any Series A Holder or Series A Holders, or any Holder or Holders who collectively hold Registrable Securities representing at least 40% of the Registrable Securities then outstanding, shall have the right (subject to the limitations set forth below), exercisable by written notice to the Company (each a “Registration Request”), to have the Company prepare and file with the Commission a registration statement under the Securities Act covering the Registrable Securities that are the subject of such request (each, a “Demand Registration”); provided, that the Company shall not be obligated to prepare and file a registration statement if neither Form S-3 nor another short form registration statement is available to the Company to fulfill such Registration Request, unless the Registrable Securities that are the subject of such request have an expected aggregate offering price to the public of at least U.S.$1,000,000. Within 10 days after receipt of any such request, the Company will give written notice of such requested registration to all other Holders of Registrable Securities. The Company shall include such other Holders’ Registrable Securities in such offering if they have responded affirmatively within 10 days after the receipt of the Company’s notice. Subject to the foregoing, the Series A Holders shall be permitted two (2) Demand Registrations hereunder on Form S-1 and unlimited Demand Registrations hereunder on Form S-3 and the Common Holders shall be permitted one (1) Demand Registration hereunder.

A request for registration under this Section 2(a) will not count as a Demand Registration until the registration statement has become effective and remained effective until the earlier of 30 days and the sale of all securities requested to be registered thereunder are registered (unless such registration statement has not become effective due solely to the actions or failure to act with respect to such registration of the Holders requesting such registration, including a request by such Holders that such registration be withdrawn).

(b) Priority on Holders Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration:

i. first, the Registrable Securities issued or issuable upon conversion of shares of Series A Preferred Stock requested to be included in such registration by the Series A Holders (or, if necessary, such Registrable Securities pro rata among such Series A Holders based upon the number of Registrable Securities issued or issuable upon conversion of shares of Series A Preferred Stock owned by each such Series A Holder or such other arrangement agreed to among such Series A Holders); and

ii. second, the Registrable Securities requested to be included in such registration by the Common Holders (or, if necessary, such Registrable Securities pro rata among such Common Holders based upon the number of Registrable Securities owned by each such Common Holder or such other arrangement agreed to among such Common Holders); and

iii. thereafter, other securities requested to be included in such registration, as determined by the Company.

If, solely as a result of the pro rata cutback limitation set forth in this Section 2(b), the number of Registrable Securities requested by Holders to be included in the Demand Registration exceeds the number of Registrable Securities actually included in the Demand Registration, the Holders shall be entitled to an additional Demand Registration for the sole purpose of including the Registrable Securities that had been excluded from the first Demand Registration; provided, however, such second Registration Request may not be made until six months following the date of effectiveness of the registration statement filed for the first Demand Registration. If a second Demand Registration is effected for this purpose, it shall be considered a “Demand Registration” for all purposes of this Agreement, including, without limitation, the threshold, notice, priority and other requirements.

The Holders of any Registrable Securities to be included in such an underwritten offering shall enter into an underwriting agreement (which shall be in customary form, may include agreements as to indemnification and contribution and shall provide that the representations and warranties by the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders).

(c) Restrictions on Demand Registration. The Company may postpone or suspend, for up to 90 days in any 12-month period, the filing or the effectiveness of a registration statement for a Demand Registration if the Board determines in good faith and notifies the Holders in writing that such Demand Registration (i) would reasonably be expected to have a material adverse effect on (x) any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or (y) any merger, consolidation, tender offer or similar transaction or (ii) would require disclosure of any information that the Board determines in good faith the disclosure of which would be detrimental to the Company; provided, however, that in such event, the Holders initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as a permitted Demand Registration hereunder and the Company will pay any Registration Expenses in connection with such registration.

(d) Selection of Investment Bankers and Managers. The Company will have the right to select the investment banker(s) and manager(s) to administer an offering pursuant to the Demand Registration, subject to the approval of the holders of a majority of the Registrable Securities, which will not be unreasonably withheld, delayed or conditioned.

(e) The Company represents and warrants that it is not a party to, or otherwise subject to, any agreement, other than this Agreement, granting registration rights to any other Person with respect to any securities of the Company, other than the Registration Rights Agreement, dated as of January 24, 2013, by and between the Company and Aspire Capital Fund, LLC.

3. Piggyback Registrations.

(a) Right to Piggyback. If the Company shall propose to register shares of Common Stock under the Securities Act (other than in a registration statement relating solely to sales of securities to participants in a Company dividend reinvestment plan, or Form S-4 or S-8 or any successor form or in connection with an acquisition or exchange offer or an offering of securities solely to the existing shareholders or employees of the Company), the Company (i) will give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration and (ii) subject to Section 2(b), Section 3(b), Section 13 and the other terms of this Agreement, will include in such registration all Registrable Securities which are permitted under applicable securities laws to be included in the form of registration statement selected by the Company and with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company’s notice (each, a “Piggyback Registration”); provided, however, that the Company shall not be obligated to include Registrable Securities of a Holder who is not an “affiliate” (as defined in Rule 144) of the Company (and has not been an affiliate of the Company for the preceding three months) which are eligible for resale into the public market pursuant to the second sentence of Rule 144(b)(1)(i) (or any successor rule). The Holders will be permitted to withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

(b) Priority on Piggyback Registrations. If a Piggyback Registration is to be an underwritten offering, and the managing investment bank advises the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration:

i. first, the securities the Company proposes to sell for its own account;

ii. second, the Registrable Securities issued or issuable upon conversion of shares of Series A Preferred Stock requested to be included in such registration by the Series A Holders, pro rata among such Series A Holders of such Registrable Securities, on the basis of the number of such Registrable Securities requested to be included in such registration by each of such Series A Holders; and

iii. third, the Registrable Securities requested to be included in such registration by the Common Holders and any securities requested to be included in such registration by any other Person pursuant to a demand registration request, other than Persons having a lower priority of registration than the Common Holders, pro rata among the Common Holders of such Registrable Securities and such other Persons, on the basis of the number of securities requested to be included in such registration by each of such Common Holders and such other Persons; and

iv. thereafter, other securities requested to be included in such registration, as determined by the Company.

The Holders of any Registrable Securities to be included in an underwritten offering shall enter into an underwriting agreement (which shall be in customary form, may include agreements as to indemnification and contribution, and shall provide that the representations and warranties by the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders). Notwithstanding (i) – (iv) above, the number of securities held by each Holder of Series A Preferred Stock to be included in such registration shall not be reduced to less than 20% of the total number of securities to be included in such registration.

(c) Right to Terminate Registration. If at any time after giving written notice of its intention to register any of its securities as set forth in Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and thereupon be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

(d) Selection of Underwriters/Placement Agents. The Company will have the right to select the investment banker(s) and manager(s) to administer an offering pursuant to a Piggyback Registration, subject to the approval of the holders of a majority of the Registrable Securities, which approval will not be unreasonably withheld, delayed or conditioned.

4. Expenses of Registration. Except as otherwise provided herein or as may otherwise be prohibited by applicable law, all Registration Expenses incurred in connection with all registrations pursuant to Sections 2 and 3 hereof shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders of Registrable Securities shall be borne by such Holders.

5. Holdback Agreements.

(a) The Company agrees (i) if requested by the underwriters managing the offering, not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 10-day period prior to, and during the 90-day period following, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registration statements on Form S-4 or Form S-8 or any successor form), and (ii) to use its best efforts to cause its officers and directors and each holder of at least 5% (on a fully-diluted basis) of its outstanding shares of Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

(b) If requested by the managing underwriter(s) in an underwritten offering of Common Stock or securities convertible for Common Stock of the Company, each Holder agrees, unless such Holder is a participant in such offering, not to effect any offer, sale, distribution or transfer, including a sale pursuant to Rule 144 (or any similar provision then effect) under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 90-day period in the case of any public offering of Common Stock (or (X) such longer period, if required by such underwriter, as is necessary to enable such underwriter to issue a report or make a public appearance that relates to an earnings release or announcement by the Company during an additional 15-day period, or (Y) such shorter period, as may be agreed to in writing by the Company and the Holders of at least 50% of the Registrable Securities) following, the effective date of such Registration Statement; provided, however, that (i) no Holder shall be required to enter into more than two such agreements in any 12-month period and (ii) no Holder shall be required to enter into such an agreement unless all Persons entitled to registration rights who are not parties to this Agreement, all other Persons selling shares in such offering, all Persons holding in excess of 5% (on a fully diluted basis) of the Company’s outstanding shares of Common Stock (other than that purchased in a registered public offering) and all executive officers and directors of the Company shall also have agreed not to offer, sell, distribute a transfer under the circumstances and pursuant to the terms set forth in this Section 5(b).

6. Registration Procedures. Whenever the Holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will under the time frames provided herein, or if not so provided, as expeditiously as possible:

(a) prepare and file with the Commission a registration statement on any appropriate form for which the Company qualifies with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to the counsel selected by the Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) notify each Holder of Registrable Securities covered by such registration of any stop order issued or threatened by the Commission);

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be reasonably necessary to keep such registration statement effective for a period equal to the shorter of (i) 180 days and (ii) the time by which all securities covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use all reasonable efforts to register or qualify such Registrable Securities under the securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) subject itself to taxation in any jurisdiction or (iii) take any action that would subject it to general service of process in any such jurisdiction);

(e) promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, the Company will prepare and deliver to each Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; provided, however, that the Company shall be required to notify the Holders, but shall not be required to amend the registration statement or supplement the prospectus for a period of up to three months if the Board determines in good faith that to do so would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or would require the disclosure of any information that the Board determines in good faith the disclosure of which would be materially detrimental to the Company, it being understood that the period for which the Company is obligated to keep the Registration Statement effective shall be extended for a number of days equal to the number of days the Company delays amendments or supplements pursuant to this provision. Upon receipt of any notice pursuant to this Section 6(e), the Holders shall suspend all offers and sales of securities of the Company and all use of any prospectus until advised by the Company that offers and sales may resume, and shall keep confidential the fact and content of any notice given by the Company pursuant to this Section 6(e);

(f) cause all such Registrable Securities to be listed on each securities exchange or quoted on Nasdaq or other quotation medium, if any, on which similar securities issued by the Company are then listed or quoted;

(g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

(i) make available for inspection by the Holders of Registrable Securities included in the registration statement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and (ii) to participate in presentations to prospective purchasers as reasonably requested by any underwriter or placement agent;

(j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 10(a) of the Securities Act and Rule 158 thereunder;

(k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any shares of Common Stock included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order;

(l) obtain a so-called “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters;

(m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

(n) if any such registration or comparable statement refers to any Holder by name or otherwise as the holder of any securities of the Company and if in its sole and exclusive judgment, such Holder is or might be deemed to be an underwriter or a controlling person of the Company, such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and presented to the Company in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder shall assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder; provided that with respect to this clause (ii) such Holder shall (a) furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company and (b) indemnify the Company against any loss or liability imposed upon and any reasonable expenses incurred by the Company as a result of such deletion.

7. Obligations of Holders. Whenever any Registrable Securities are registered pursuant to a Demand Registration, or a Piggyback Registration, the Holders shall be obligated to comply with the applicable provisions of the Securities Act, including the prospectus delivery requirements thereunder, and any applicable state securities or blue sky laws. In addition, each Holder of Registrable Securities will be deemed to have agreed by virtue of its acquisition of such Registrable Securities that, upon receipt of any notice described in Section 6(e), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such registration statement or prospectus until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(e), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus.

8. Indemnification.

(a) The Company agrees to indemnify, to the fullest extent permitted by applicable law, each Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, expenses or any amounts paid in settlement of any litigation, investigation or proceeding commenced or threatened (collectively, “Claims”) to which each such indemnified party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto unless such Holder had previously requested a sufficient number of copies of the same and the Company has failed to furnish such Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

(b) In connection with any registration statements in which a Holder of Registrable Securities is participating, each such Holder will, to the fullest extent permitted by applicable law, indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any and all Claims to which each such indemnified party may become subject under the Securities Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that with respect to a Claim arising pursuant to clause (i) or (ii) above, the material misstatement or omission is contained in the information such Holder provided to the Company pursuant to Section 11 hereof; provided, further, that the obligation to indemnify will be individual to each Holder and will be limited to the amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to provide such notice shall not release the indemnifying party of its obligation under paragraphs (a) and (b), unless and then only to the extent that, the indemnifying party has been prejudiced by such failure to provide such notice) and (ii) unless in such indemnified party’s reasonable judgment, based on written advice of counsel, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based on written advice of counsel, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnifying party shall not be liable to indemnify an indemnified party for any settlement, or consent to judgment of any such action effected without the indemnifying party’s written consent (but such consent will not be unreasonably withheld, delayed or conditioned). Furthermore, the indemnifying party shall not, except with the prior written approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect of such claim or litigation without any payment or consideration provided by each such indemnified party.

(e) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under clauses (a) and (b) above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement from the sale of shares pursuant to the registered offering of securities for which indemnity is sought but also the relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement in connection with the misstatement or omission which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement shall be deemed to be based on the relative relationship of the total net proceeds from the offering (before deducting expenses) to the Company, the total underwriting commissions and fees from the offering (before deducting expenses) to the underwriters and the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities and the parties’ knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(f) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of the Registrable Securities.

9. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no Holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such Holder and such Holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 8 hereof.

10. Transfer of Registration Rights. The rights granted to any Holder under this Agreement may be assigned to any Person in connection with any transfer or assignment by a Holder of at least 20% of the Registrable Securities held by such Holder or to any transferee who is a partner or shareholder of such Holder, or to any entity which, directly or indirectly, controls, is controlled by or is under common management with such Holder; provided, however, that: (a) such transfer is otherwise effected in accordance with applicable securities laws, (b) such transfer is not in violation of any effective agreement between the Company and any of the Stockholders and (c) if not already a party hereto, the assignee or transferee agrees in writing prior to such transfer to be bound by the provisions of this Agreement.

11. Information by Holder. Each Holder shall furnish to the Company such written information regarding such Holder and any distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement and shall promptly notify the Company of any changes in such information.

12. Exchange Act Compliance. The Company shall comply with all of the reporting requirements of the Exchange Act then applicable to it, if any, and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Registrable Securities. The Company shall cooperate with each Holder in supplying such information as may be necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

13. SEC Limitations.

(a) Notwithstanding the registration obligations set forth in Sections 2(a) and 3(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415 promulgated under the Securities Act, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the initial registration statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; with respect to filing on Form S-3 or other appropriate form; provided, however, that prior to filing such amendment, the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09.

(b) Notwithstanding any other provision of this Agreement, if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular registration statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:

i. first, the Registrable Securities (excluding Registrable Securities issued or issuable upon conversion of shares of Series A Preferred Stock) requested to be included in such registration by the Common Holders (or, if necessary, such Registrable Securities pro rata among such Common Holders based upon the number of such Registrable Securities owned by each such Common Holder or such other arrangement agreed to among such Common Holders); and

ii. second, the Registrable Securities issued or issuable upon conversion of shares of Series A Preferred Stock requested to be included in such registration by the Series A Holders (or, if necessary, such Registrable Securities pro rata among such Series A Holders based upon the number of Registrable Securities issued or issuable upon conversion of shares of Series A Preferred Stock owned by each such Series A Holder or such other arrangement agreed to among such Series A Holders).

In the event of a cutback hereunder, the Company shall give the Holder at least five (5) business days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the initial registration statement in accordance with the foregoing, the Company will use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the initial registration statement, as amended.

14. Miscellaneous.

(a) No Inconsistent Agreements. So long as any Holder owns any Registrable Securities, the Company will not enter into any agreement that is inconsistent with or violates the rights granted hereunder to the Holders of Registrable Securities, including, without limitation, any agreement that would require the Company to register any of its securities with priority with respect to registration over, the rights granted to the Holders hereunder, without the prior written consent of the Holders of a majority of the Registrable Securities issued or issuable upon conversion of the Series A Preferred Stock held by the Holders (voting as a single class and on an as-converted to Common Stock basis). This Agreement amends and supersedes in its entirety the Investor Rights Agreement.

(b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement; provided, however, that in no event shall any Holder have the right to enjoin, delay or interfere with any offering of securities by the Company, if such enjoinment, delay, or interference is not required to reasonably prevent the violation of any breach of any provision of this Agreement or any law or regulation by the Company with respect to any such offering, after reasonable notice and the opportunity to cure are provided to the Company.

(c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only with the prior written consent of the Company and Holders of a majority of the Registrable Securities; provided, however, that without the prior written consent of all the Holders, no such amendment or waiver shall reduce the foregoing percentage required to amend or waive any provision of this Agreement.

(d) Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders of Registrable Securities are also for the benefit of, and enforceable by, any permitted transferee of Registrable Securities, in accordance with Section 10 hereof.

(e) Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby.

(f) Counterparts and Facsimile. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This Agreement may be signed and delivered to the other party by facsimile transmission or other electronic means; such transmission shall be deemed a valid signature.

(g) Descriptive Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(h) Governing Law; Disputes. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters, in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof that would require the application of laws of any other jurisdiction).

(i) Notices. All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally or hand delivered or if sent by internationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, or by facsimile transmission, addressed as follows:

If to the Company, to:

BG Medicine, Inc.

880 Winter Street, Suite 210

Waltham, MA 02451

Attention: President

Facsimile: 781-895-1119

with a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

Attention: William T. Whelan, Esq.

Facsimile: (617) 542-2241

if to a Holder, then to such Holder’s address listed on Schedule A.

or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with provisions of this Section 14(i). Any such notice or communication shall be deemed to have been effectively given (i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery courier, on the second business day after the date when sent or earlier upon receipt of evidence of acceptance of delivery, (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted and (iv) in the case of facsimile transmission, on the date of telephone confirmation of receipt.

(j) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement of the parties with regard to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto.

[Signature pages follows]

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investor Rights Agreement as of the date first written above.

COMPANY:

BG MEDICINE, INC.

By:
Name:	Paul R. Sohmer, M.D.
Title:	President and Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Fifth Amended and Restated Investor Rights Agreement as of the date first written above.

HOLDERS:

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By:
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